Exhibit 32.2

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, I, Michael J. Mancuso, Vice President and Chief Financial Officer of Computer Sciences Corporation (the Company), hereby certify that:

(1)  The Company’s Annual Report on Form 10-K for the year ended April 2, 2010 (the Report) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 21, 2010	/s/ Michael J. Mancuso
Michael J. Mancuso Vice President and Chief Financial Officer